Exhibit 10.1

Exhibit 10.1 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

SECOND AMENDMENT TO LICENSING AND MARKETING AGREEMENT

This SECOND AMENDMENT TO THE LICENSING AND MARKETING AGREEMENT (this “Second Amendment”) is made and entered into as of October 23, 2006 by and among Comcast STB Software DVR, LLC, Comcast Corporation, and TiVo Inc. (collectively, the “Parties”).

RECITALS

WHEREAS, the Parties entered into that certain Licensing and Marketing Agreement having an effective date of March 15, 2005 (the “Agreement”);

WHEREAS, the Parties have previously amended the Agreement via that certain First Amendment dated March 27, 2006; and

WHEREAS, the Parties wish to further clarify and amend the Agreement as explicitly set forth in this Second Amendment.

NOW, THEREFORE, the Parties agree as follows:

AGREEMENT

Unless stated otherwise, capitalized terms used herein shall have the meanings set forth in the Agreement.

1.	TIMS ACCEPTANCE DEADLINE.

1.1	Clause (x) of Section 6.1(b)(vi) of the Agreement is hereby amended by deleting “(the “TIMS Acceptance Deadline”) and replacing it with “or such other date as Licensee and TiVo may agree in a PCR adopted pursuant to Section 6.4 (as the case may be, the “TIMS Acceptance Deadline”)”.

1.2	Clause (y) of Section 6.1(b)(vi) of the Agreement is hereby amended by adding the following text immediately after the reference to “Comcast”: “and adopted pursuant to Section 6.4 or as may be otherwise agreed to by Licensee and TiVo in any other PCR adopted pursuant to Section 6.4”.

2.	TIMS SOLUTION [*]. Clause (y) of Section 6.1(b)(vii) of the Agreement is hereby amended by adding the following clause after the reference to “[*]”: “[*]”.

3.	TE ACCEPTANCE DEADLINE.

3.1	Clause (x) of Section 6.2(b)(vi) of the Agreement is hereby amended by deleting “by the second anniversary of the Effective Date (such second anniversary, the “TE Acceptance Deadline”)” and replacing it with “by June 30, 2007 or such other date as Licensee and TiVo may agree in a PCR adopted pursuant to Section 6.4 (as the case may be, the “TE Acceptance Deadline”)”.

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.2	Clause (y) of Section 6.2(b)(vi) of the Agreement is hereby amended by adding the following text immediately after the reference to “Comcast”: “and adopted pursuant to Section 6.4 or as may be otherwise agreed to by Licensee and TiVo in any other PCR adopted pursuant to Section 6.4”.

4.	TE EXPERIENCE SOFTWARE [*]. Clause (y) of Section 6.2(b)(vii) of the Agreement is hereby amended by adding the following clause after the reference to “[*]”: “[*]”.

5.	NON-TIVO DELAYS. Section 6.3(b) of the Agreement is hereby amended by adding the following provision after the reference to “milestones” in the first sentence thereof: “and the TIMS Acceptance Deadline or TE Acceptance Deadline, as applicable (depending on which Statement of Work is affected by the delay),”.

6.	ADOPTION OF PCRS. A new Section 6.4 is hereby added to the Agreement, which shall read in its entirety as follows:

6.4 Adoption of PCRs. A PCR with respect to any Statement of Work hereunder may be submitted by either Licensee or TiVo to the other Party but shall not be effective unless and until duly approved and executed by both Parties in their respective sole discretion in accordance with this Section 6.4. Each PCR that affects the cost to Licensee under the Statement of Work (whether the total cost of the project or the allocation or timing of individual payments relating thereto) or the development schedule under the Statement of Work (whether the timing of individual milestones, the TIMS Acceptance Deadline or the TE Acceptance Deadline, as applicable), in each case whether due to a Non-TiVo Delay agreed to by the Parties pursuant to Section 6.3 (and subject to compliance with the provisions thereof) or otherwise, must be executed by an officer of each Party, and otherwise a PCR may be executed by the designated project manager for each Party. If a PCR extends either the TIMS Acceptance Deadline or the TE Acceptance Deadline, whether due to a Non-TiVo Delay agreed to by the Parties pursuant to Section 6.3 (and subject to compliance with the provisions thereof) or otherwise, such PCR must expressly set forth both (i) the length of such agreed-upon extension and (ii) the new TIMS Acceptance Deadline or TE Acceptance Deadline, as applicable, resulting therefrom.

7.	ADDITIONAL STATEMENTS OF WORK. Section 7.2(a) of the Agreement is hereby amended by deleting “[*]” in the first sentence thereof and replacing it with “[*]”.

8.	[*]

9.	[*]

10.	EFFECT OF AMENDMENT. All amendments to the Agreement set forth herein shall be effective only from and after the date hereof. Except as expressly modified herein, all other terms and conditions of the Agreement remain in full force and effect. Except as and to the extent amended hereby, the Agreement is hereby ratified and affirmed in all respects.

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the undersigned Parties have caused this Second Amendment to be executed by their duly authorized representatives.

COMCAST CORPORATION		COMCAST STB SOFTWARE DVR, LLC		TIVO INC.

By:	/s/ Arthur R. Block	By:	/s/ James P. McCue	By:	/s/ Jeff Klugman
Name:	Arthur R. Block	Name:	James P. McCue	Name:	Jeff Klugman
Title:	Senior Vice President	Title:	President	Title:	Senior Vice President

Date:	10/25/26	Date:	10/26/06	Date:	10/23/06